SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 5, 2005

THE TJX COMPANIES, INC.
(Exact name of Registrant as specified in charter)

DELAWARE	1-4908	04-2207613

(State or other jurisdiction	(Common File	(I.R.S. employer
of incorporation)	Number)	identification No.)

770 Cochituate Road, Framingham, MA 01701
(Address of Principal Executive Offices) (Zip Code)
(508) 390-1000
Registrant’s Telephone Number (including area code)
N/A
(Former name or former address,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
ITEM 8.01 OTHER EVENTS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EX-10.1 Employment Agreement dated as of October 17, 2005
EX-99.1 Press Release of The TJX Companies, Inc.
EX-99.2 Press Release of The TJX Companies, Inc.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On October 6, 2005, The TJX Companies, Inc., or TJX, announced that Carol Meyrowitz had been named President of TJX, effective October 17, 2005. A copy of the press release announcing her appointment is attached as Exhibit 99.1. On October 5, 2005, TJX and Ms. Meyrowitz entered into an employment agreement dated as of October 17, 2005 (the “Employment Agreement”). A copy of the Employment Agreement is attached as Exhibit 10.1 and is incorporated herein by reference. The Employment Agreement supersedes the agreement between Ms. Meyrowitz and the Company dated November 8, 2004, as amended, including obligations to make further payments thereunder.
     Under the Employment Agreement, Ms. Meyrowitz has agreed to serve as President of TJX from October 17, 2005 through October 16, 2008. The Employment Agreement provides that Ms. Meyrowitz is to receive an annual base salary of not less than $1,100,000 and an up-front cash bonus of $1,200,000. Ms. Meyrowitz was granted 300,000 shares of restricted stock pursuant to the Company’s Stock Incentive Plan, which will vest in three annual installments upon achievement of performance targets and satisfaction of other vesting conditions. The performance conditions for the three installments are tied to performance for TJX’s fiscal years ending in 2007, 2008 and 2009, respectively. Under the Employment Agreement, Ms. Meyrowitz is also entitled to participate in other executive benefit programs, including awards at levels commensurate with her position under TJX’s Stock Incentive Plan, Management Incentive Plan and Long Range Performance Incentive Plan. Ms. Meyrowitz has agreed to a two-year non-solicitation undertaking as specified in the Employment Agreement, regardless of the nature of her termination, and a two-year non-competition undertaking as specified therein if she terminates her employment voluntarily for any reason (other than after being required to report to and be subject to the direction of any TJX officer or employee other than the chief executive officer) or is terminated by TJX for Cause as defined.
     Under the Employment Agreement, upon involuntary termination prior to the end of the contract period, or if she terminates voluntarily by reason of being relocated or after being required to report to and be subject to the direction of any TJX officer or employee other than the chief executive officer, Ms. Meyrowitz is entitled to receive her then-current base salary and specified benefits through the later of October 16, 2008 or one year following termination; to continued medical and life insurance coverage for the salary continuation period, unless she obtains no less favorable coverage from another employer; to an auto or auto allowance during the salary continuation period; to prorated Management Incentive Plan and Long Range Performance Incentive Plan target awards for the year of termination (plus an additional amount equal to the full Management Incentive Plan and Long Range Performance Incentive Plan target awards for the year of termination in the case of death, disability or incapacity); to full vesting of her performance-based restricted stock award and to other benefits to the extent provided in the applicable plan or award. However, TJX’s obligation to continue to pay benefits ceases if, during the two-year period following termination, Ms. Meyrowitz were to compete with TJX. Any additional stock options or stock-based awards that may be granted to Ms. Meyrowitz under TJX’s Stock Incentive Plan, starting in TJX’s fiscal year ending in 2007, would also vest if Ms. Meyrowitz is involuntarily terminated by TJX. Termination of Ms. Meyrowitz’s employment at the end of the Employment Agreement term will be treated as an involuntary termination by TJX unless in connection therewith TJX makes an offer that satisfies conditions specified in the

Employment Agreement and Ms. Meyrowitz declines the offer. Upon a change of control as defined in her agreement, Ms. Meyrowitz is no longer subject to the non-competition undertaking and will receive a payment equal to her maximum Long Range Performance Incentive Plan award under any award cycles not yet completed, plus her target award and a prorated award under the Management Incentive Plan for the year of the change of control. If Ms. Meyrowitz’s employment were to terminate for various reasons within twenty-four months following a change of control and prior to October 16, 2008, instead of the severance benefits described above, Ms. Meyrowitz would be entitled to a payment equal to two times her then-current base salary, plus the present value of her SERP benefit, plus continued medical and life insurance for two years (except to the extent she has coverage from another employer), plus the continued use of an automobile for two years. TJX is also obligated to pay Ms. Meyrowitz a tax gross-up payment in respect of certain taxes incurred in connection with the change of control. TJX is also obligated to pay Ms. Meyrowitz a tax gross-up payment in respect of certain taxes incurred in connection with the change of control and all legal fees and expenses reasonably incurred by her in seeking enforcement of her contractual rights following a change of control.
ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL                    OFFICERS
     On October 5, 2005, Carol Meyrowitz was named President of TJX, effective October 17, 2005. A description of the terms of Ms. Meyrowitz’s Employment Agreement is included under Item 1.01 and incorporated herein by reference.
     On October 5, 2005, Bernard Cammarata resigned as acting President, effective October 17, 2005. Mr. Cammarata continues as Chairman of the Board and Acting Chief Executive Officer of TJX.
ITEM 8.01 OTHER EVENTS
     On October 6, 2005, TJX announced that it is exiting the e-commerce business, implementing a new strategy for Bob’s Stores and slowing real estate expansion at A.J. Wright and HomeGoods. A copy of the press release is attached as Exhibit 99.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(C)	EXHIBITS

Exhibit Number	Title

10.1	Employment Agreement dated as of October 17, 2005 between Carol Meyrowitz and The TJX Companies, Inc.

99.1	Press Release of The TJX Companies, Inc. issued on October 6, 2005 regarding the naming of Carol Meyrowitz as President.

99.2	Press Release of The TJX Companies, Inc. issued on October 6, 2005 regarding the announcement, among other things, of its exit from the e-commerce business, a new strategy for Bob’s Stores and slowed real estate expansion at A.J. Wright and HomeGoods.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE TJX COMPANIES, INC.

/s/ Jeffrey G. Naylor

Jeffrey G. Naylor
Senior Executive Vice President and
Chief Financial Officer
Dated: October 12, 2005

EXHIBIT INDEX

Exhibit Number	Description

10.1	Employment Agreement dated as of October 17, 2005 between Carol Meyrowitz and The TJX Companies, Inc.

99.1	Press Release of The TJX Companies, Inc. issued on October 6, 2005 regarding the naming of Carol Meyrowitz as President.

99.2	Press Release of The TJX Companies, Inc. issued on October 6, 2005 regarding the announcement, among other things, of its exit from the e-commerce business, a new strategy for Bob’s Stores and slowed real estate expansion at A.J. Wright and HomeGoods.